FTVIP P-2 03/14

Supplement Dated March 1, 2014

to the ProspectusES DATED MAY 1, 2013

of

Templeton Developing Markets Securities Fund

Templeton Foreign Securities Fund

 Templeton Global Bond Securities Fund

(series of Franklin Templeton Variable Insurance Products Trust)

Conversion of Class 3 Shares to Class 2 Shares

I.          For the Class 3 Prospectus:

On February 25, 2014, the Board of Trustees (the “Board”) of Franklin Templeton Variable Insurance Products Trust (the “Trust”) approved a Plan of Recapitalization in which Class 3 shares of each of Templeton Developing Markets Securities Fund, Templeton Foreign Securities Fund and Templeton Global Bond Securities Fund (each a “Fund” and, together, the “Funds”) will be converted into Class 2 shares of the respective Fund (the “Recapitalization”).  The Class 2 shares into which Class 3 shares will be converted have the same rights, preferences and fee structure as Class 3 shares, except that Class 3 shares are subject to a redemption fee of one percent, which is deducted from a shareholder’s redemption of shares held for less than 60 days and paid to the Fund.

The Recapitalization will be accomplished pursuant to the Board’s authority, as provided in the Trust’s Agreement and Declaration of Trust, without shareholder approval or consent, as further described in the Funds’ Prospectus under “Fund Account Information – Fund Account Policies – Share Classes.”

As of the closing of the Recapitalization, which is expected to be on or about April 30, 2014, all previous holders of Class 3 shares will hold a number of Class 2 shares with the same aggregate net asset value as the Class 3 shares held immediately before the Recapitalization.  The only difference for previous holders of Class 3 shares will be that the Class 2 shares held following the Recapitalization will not impose a redemption fee on short-term redemptions.

Shareholders will not bear any fees or expenses in connection with the Recapitalization.

The Recapitalization is intended to constitute a tax-free reorganization within the meaning of Section 368(a)(1)(E) of the Internal Revenue Code, as amended.

II.        For the Class 1, Class 2 and Class 4 Prospectuses:

On February 25, 2014, the Board approved a Plan of Recapitalization in which Class 3 shares of each Fund will be converted into Class 2 shares of the respective Fund.  As of the closing of the Recapitalization, which is expected to be on or about April 30, 2014, all references to Class 3 shares will be deemed deleted.

Please keep this supplement for future reference.